UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

QuantumScape Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39345	85-0796578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive
San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 452-2000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of QuantumScape Corporation (the “Company”) was held on June 4, 2025. Present at the Annual Meeting in person or by proxy were holders of 318,677,993 shares of the Company’s Class A common stock and 43,234,889 shares of the Company’s Class B common stock, collectively representing 751,026,883 votes and 79.2% of the voting power of the shares of the Company’s common stock as of April 10, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders: (1) elected the Company’s nominees for directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 1 – Election of ten directors to serve until the 2026 Annual Meeting of Stockholders:

Director	Votes For	Votes Withheld	Broker Non-Votes
Brad Buss	616,191,494	5,315,561	129,519,828
Jeneanne Hanley	615,449,380	6,057,675	129,519,828
Dr. Gena Lovett	605,987,781	15,519,274	129,519,828
Dr. Günther Mendl	619,199,048	2,308,007	129,519,828
Prof. Dr. Fritz Prinz	618,847,004	2,660,051	129,519,828
Dipender Saluja	608,339,119	13,167,936	129,519,828
Sebastian Schebera	611,149,420	10,357,635	129,519,828
Dennis Segers	618,760,032	2,747,023	129,519,828
Dr. Siva Sivaram	618,938,267	2,568,788	129,519,828
JB Straubel	619,032,257	2,474,798	129,519,828

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions
743,935,308	4,745,816	2,345,759

Proposal 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
600,643,251	16,742,087	4,121,717	129,519,828

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantumScape Corporation

Date:	June 6, 2025	By:	/s/ Michael McCarthy
Name: Michael McCarthy Title: Chief Legal Officer and Head of Corporate Development